UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|13

Annual report

Putnam VT Research Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

Capital appreciation

Net asset value December 31, 2013

Class IA: $18.22	Class IB: $18.18

Total return at net asset value

(as of 12/31/13)†	Class IA shares*	Class IB shares*	S&P 500 Index

1 year	33.60%	33.36%	32.39%

5 years	142.60	139.48	128.19
Annualized	19.39	19.08	17.94

10 years	90.77	86.08	104.30
Annualized	6.67	6.41	7.41

Life	127.63	119.67	140.82
Annualized	5.54	5.30	5.93

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Recent performance may have benefited from one or more legal settlements.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Research Fund 1

Report from your fund’s manager

In what was a strong environment for U.S. stocks, Putnam VT Research Fund edged ahead of its benchmark, the S&P 500 Index, in 2013. How did you achieve this result?

Stock selection was strong in most sectors of the market, a tribute to efforts by Putnam’s Global Equity Research team. In many areas around the world, stock markets performed well, but we built or maintained exposures to stocks that tended to do better than their peers.

In addition, our selections among stocks with the lowest valuations — or prices relative to their earnings — were generally strong, as were stock picks among the fastest-growing companies in our investment universe.

Looking back, how would you characterize the market’s key themes for the year?

Markets passed through a variety of crises, though U.S. stocks and the stocks of many developed markets ended 2013 on a high note. The biggest crises included worries over the government shutdown in the United States, continuing fallout from Europe’s debt problems, and, in an earlier-than-expected manner, an announcement of the approaching reduction of the Federal Reserve’s quantitative easing program. We believe many risks associated with these areas have diminished compared with those of one or even two years ago. Markets have generally perceived this to be the case as well.

In the United States, the federal deficit shrank over the past year  — an important signal of improvement in federal budget finances — and the overall economic recovery continued to gather strength. Although the period was punctuated by pull-backs and volatility, illustrated by trepidation over the Fed’s stimulus tapering, the market performed well and notched record highs. Interest rates rose, but the higher-rate environment through the fourth quarter of 2013 was not a major stumbling block to corporate earnings.

In Europe, even the most economically challenged countries, such as Greece and Spain, made fundamental economic progress and experienced material market gains. We believe Europe has embarked upon a recovery phase, and the market began to anticipate a coming recovery in European corporate earnings. I believe Europe will continue to do better economically, which in 2014 could give a significant boost to earnings and stock performance across the region.

Some market observers have wondered whether the markets are poised for a downturn. Do you share these concerns?

Although there is a risk that sentiment is too bullish, I believe corporations are fundamentally strong and the economy is on increasingly better footing. Historically, downturns have been preceded — and, in a sense, heralded — by two conditions: high inflation and an inverted yield curve, where longer-dated bonds offer lower yields than shorter-dated bonds of similar quality.

Neither of these conditions appears to plague the markets today, and I believe it will be some time before they emerge as real concerns for investors.

What is your outlook for U.S. economic and market growth?

As we head into 2014, I believe we are on the front end of an acceleration in GDP growth as well as earnings growth. I expect that we will see high single-digit earnings growth for U.S. companies this year, as well as a couple of percentage points of total return in the form of dividends and stock buybacks. On a price-to-earnings basis, I believe the market will remain stable to slightly higher in the coming months. I expect current economic and market conditions will make for a somewhat choppier investing environment, particularly if fears over interest-rate increases and rising inflation pressure begin to creep into the market. However, I believe company fundamentals point toward the potential for low double-digit returns for U.S. stocks.

While I take a positive view of the market’s potential, I would stress that in this outlook for a lower-return environment relative to 2013, the significance of excess return is increasingly important to investors. In other words, the ability to separate winners from losers is critical — and that is where we hope to make a difference for our shareholders as active managers committed to a bottom-up, research-driven approach to stock investing.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. A CFA® charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully, CPA®.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.57	$5.95	$4.23	$5.50

Ending value
(after expenses)	$1,185.40	$1,184.40	$1,021.02	$1,019.76

Annualized
expense ratio†	0.83%	1.08%	0.83%	1.08%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

Putnam VT Research Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Research Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2014

4 Putnam VT Research Fund

The fund’s portfolio 12/31/13

COMMON STOCKS (99.4%)*	Shares	Value

Aerospace and defense (5.2%)
Airbus Group NV (France)	2,821	$217,437

Embraer SA ADR (Brazil)	428	13,773

General Dynamics Corp.	4,928	470,870

Honeywell International, Inc.	9,192	839,873

L-3 Communications Holdings, Inc.	4,605	492,090

Northrop Grumman Corp.	1,242	142,346

Precision Castparts Corp.	321	86,445

Raytheon Co. S	3,274	296,952

United Technologies Corp.	4,045	460,321

		3,020,107
Airlines (1.0%)
China Southern Airlines Co., Ltd. (China)	382,000	149,071

Delta Air Lines, Inc.	9,901	271,980

Spirit Airlines, Inc. †	3,204	145,494

		566,545
Auto components (0.5%)
Johnson Controls, Inc.	5,340	273,942

TRW Automotive Holdings Corp. †	454	33,773

		307,715
Automobiles (0.4%)
Ford Motor Co.	3,110	47,987

General Motors Co. †	4,455	182,076

		230,063
Beverages (2.2%)
Beam, Inc.	5,672	386,036

Brown-Forman Corp. Class B	2,926	221,118

Coca-Cola Enterprises, Inc.	6,422	283,403

Dr. Pepper Snapple Group, Inc.	4,964	241,846

Monster Beverage Corp. †	2,048	138,793

		1,271,196
Biotechnology (2.7%)
Amgen, Inc.	1,648	188,136

Celgene Corp. †	2,997	506,373

Gilead Sciences, Inc. †	10,256	770,738

Vertex Pharmaceuticals, Inc. †	1,200	89,160

		1,554,407
Building products (0.2%)
Allegion PLC (Ireland) †	540	23,863

Fortune Brands Home & Security, Inc.	687	31,396

Lennox International, Inc.	372	31,642

		86,901
Capital markets (3.0%)
Ameriprise Financial, Inc.	1,971	226,764

Blackstone Group LP (The)	1,202	37,863

Carlyle Group LP (The) (Partnership shares)	5,372	191,351

Charles Schwab Corp. (The)	14,737	383,162

Invesco, Ltd.	1,581	57,548

KKR & Co. LP	9,828	239,214

Morgan Stanley	6,460	202,586

State Street Corp.	5,495	403,278

		1,741,766
Chemicals (2.8%)
Agrium, Inc. (Canada) S	1,002	91,663

Celanese Corp. Ser. A	645	35,675

Dow Chemical Co. (The)	6,585	292,374

Ecolab, Inc.	1,466	152,860

Givaudan SA (Switzerland)	123	176,217

Huntsman Corp.	4,324	106,370

LyondellBasell Industries NV Class A	2,589	207,845

COMMON STOCKS (99.4%)* cont.	Shares	Value

Chemicals cont.
Monsanto Co.	3,039	$354,195

Potash Corp. of Saskatchewan, Inc. (Canada)	2,741	90,365

Solvay SA (Belgium)	482	76,292

Tronox, Ltd. Class A S	579	13,358

Wacker Chemie AG (Germany)	494	54,764

		1,651,978
Commercial banks (2.4%)
Fifth Third Bancorp S	7,828	164,623

KeyCorp	9,654	129,557

Regions Financial Corp.	28,035	277,266

U.S. Bancorp	7,456	301,222

Wells Fargo & Co.	10,996	499,218

		1,371,886
Commercial services and supplies (0.3%)
ADT Corp. (The)	759	30,717

Tyco International, Ltd.	3,438	141,096

		171,813
Communications equipment (1.6%)
Cisco Systems, Inc.	16,886	379,091

Qualcomm, Inc.	7,837	581,897

		960,988
Computers and peripherals (5.2%)
Apple, Inc.	4,122	2,312,890

Hewlett-Packard Co.	6,337	177,309

NetApp, Inc.	1,853	76,232

Nimble Storage, Inc. †	234	10,600

SanDisk Corp.	2,690	189,753

Seagate Technology	1,962	110,186

Western Digital Corp.	1,528	128,199

		3,005,169
Construction materials (0.1%)
Eagle Materials, Inc.	100	7,743

Martin Marietta Materials, Inc.	538	53,768

		61,511
Consumer finance (1.0%)
American Express Co.	2,467	223,831

Discover Financial Services	6,067	339,449

		563,280
Containers and packaging (0.4%)
MeadWestvaco Corp.	3,644	134,573

Sealed Air Corp.	2,114	71,982

		206,555
Diversified consumer services (0.3%)
Bright Horizons Family Solutions, Inc. †	5,096	187,227

		187,227
Diversified financial services (5.1%)
Bank of America Corp.	51,232	797,682

Berkshire Hathaway, Inc. Class B †	3,353	397,532

Citigroup, Inc.	11,392	593,637

CME Group, Inc.	3,483	273,276

JPMorgan Chase & Co.	15,810	924,569

		2,986,696
Diversified telecommunication services (1.2%)
AT&T, Inc.	6,336	222,774

Verizon Communications, Inc.	9,483	465,995

		688,769
Electric utilities (1.4%)
American Electric Power Co., Inc.	2,670	124,796

Duke Energy Corp.	2,447	168,867

Edison International	3,193	147,836

Exelon Corp.	350	9,587

FirstEnergy Corp.	4,407	145,343

NextEra Energy, Inc. S	2,154	184,425

Putnam VT Research Fund 5

COMMON STOCKS (99.4%)* cont.	Shares	Value

Electric utilities cont.
PPL Corp.	787	$23,681

Southern Co. (The)	413	16,978

		821,513
Energy equipment and services (2.3%)
Baker Hughes, Inc.	595	32,880

FMC Technologies, Inc. †	1,728	90,219

Halliburton Co.	6,835	346,876

Petrofac, Ltd. (United Kingdom)	10,733	217,818

Rowan Cos. PLC Class A †	1,828	64,638

Schlumberger, Ltd.	6,074	547,328

SPT Energy Group, Inc. (China)	94,000	55,935

		1,355,694
Food and staples retail (1.6%)
Costco Wholesale Corp.	2,205	262,417

CVS Caremark Corp.	5,478	392,060

Wal-Mart Stores, Inc.	3,885	305,711

		960,188
Food products (1.5%)
ConAgra Foods, Inc.	1	34

General Mills, Inc.	500	24,955

Hershey Co. (The)	616	59,894

Hillshire Brands Co.	2,109	70,525

Kellogg Co.	1,381	84,338

Kraft Foods Group, Inc.	2,618	141,163

Mead Johnson Nutrition Co.	1,616	135,356

Mondelez International, Inc. Class A S	7,589	267,892

Pinnacle Foods, Inc.	1,131	31,057

S&W Seed Co. †	3,286	22,838

Tyson Foods, Inc. Class A	221	7,395

WhiteWaves Foods Co. Class A †	513	11,768

		857,215
Health-care equipment and supplies (1.9%)
Abbott Laboratories	3,455	132,430

Baxter International, Inc.	3,434	238,835

Boston Scientific Corp. †	5,125	61,603

Covidien PLC	1,948	132,659

Intuitive Surgical, Inc. †	85	32,647

Medtronic, Inc.	2,048	117,535

St. Jude Medical, Inc.	3,140	194,523

Tornier NV (Netherlands) †	3,021	56,765

Veracyte, Inc. †	874	12,673

Zimmer Holdings, Inc.	1,600	149,104

		1,128,774
Health-care providers and services (2.3%)
Aetna, Inc.	1,520	104,257

Catamaran Corp. †	7,395	351,115

CIGNA Corp.	988	86,430

Community Health Systems, Inc. †	2,135	83,841

Emeritus Corp. †	2,032	43,952

Express Scripts Holding Co. †	4,097	287,773

LifePoint Hospitals, Inc. †	1,696	89,617

McKesson Corp.	799	128,959

UnitedHealth Group, Inc.	2,352	177,106

		1,353,050
Hotels, restaurants, and leisure (1.8%)
Bloomin’ Brands, Inc. †	2,899	69,605

Hilton Worldwide Holdings, Inc. †	1,903	42,342

Marriott International, Inc. Class A	3,499	172,711

McDonald’s Corp.	2,328	225,886

COMMON STOCKS (99.4%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
Penn National Gaming, Inc. † S	2,855	$40,912

Starbucks Corp.	2,703	211,888

Vail Resorts, Inc.	1,235	92,909

Wyndham Worldwide Corp.	2,767	203,900

		1,060,153
Household durables (0.8%)
D.R. Horton, Inc. †	3,900	87,048

Lennar Corp. Class A	1,300	51,428

PulteGroup, Inc.	5,929	120,774

Whirlpool Corp.	1,149	180,232

		439,482
Independent power producers and energy traders (0.5%)
AES Corp.	2,122	30,790

Calpine Corp. †	7,157	139,633

NRG Energy, Inc.	5,095	146,328

		316,751
Industrial conglomerates (1.1%)
Siemens AG (Germany)	4,882	667,047

		667,047
Insurance (2.7%)
American International Group, Inc.	7,027	358,728

Assured Guaranty, Ltd.	1,281	30,219

Chubb Corp. (The)	899	86,870

Genworth Financial, Inc. Class A †	9,642	149,740

Hartford Financial Services Group, Inc. (The)	4,969	180,027

Lincoln National Corp.	2,217	114,442

Marsh & McLennan Cos., Inc.	3,872	187,250

MetLife, Inc.	6,490	349,941

Travelers Cos., Inc. (The)	1,307	118,336

		1,575,553
Internet and catalog retail (2.1%)
Amazon.com, Inc. †	1,569	625,702

Ctrip.com International, Ltd. ADR (China) † S	1,756	87,133

Groupon, Inc. † S	7,327	86,239

HomeAway, Inc. †	1,493	61,034

Netflix, Inc. †	200	73,634

Priceline.com, Inc. †	244	283,626

zulily, Inc. Class A †	755	31,280

		1,248,648
Internet software and services (3.8%)
eBay, Inc. †	6,197	340,153

Facebook, Inc. Class A †	7,759	424,107

Google, Inc. Class A †	1,092	1,223,815

Yahoo!, Inc. †	6,309	255,136

		2,243,211
IT Services (2.2%)
Accenture PLC Class A	6	493

Cognizant Technology Solutions Corp. †	1,433	144,704

Computer Sciences Corp.	2,823	157,749

Fidelity National Information Services, Inc.	2,987	160,342

MasterCard, Inc. Class A	367	306,614

Visa, Inc. Class A	2,325	517,731

		1,287,633
Leisure equipment and products (0.4%)
Brunswick Corp.	2,118	97,555

Hasbro, Inc.	1,930	106,169

		203,724
Life sciences tools and services (0.7%)
PerkinElmer, Inc.	2,467	101,714

Thermo Fisher Scientific, Inc. S	2,558	284,833

		386,547

6 Putnam VT Research Fund

COMMON STOCKS (99.4%)* cont.	Shares	Value

Machinery (0.3%)
Ingersoll-Rand PLC	1,589	$97,882

Joy Global, Inc.	652	38,135

Pall Corp.	181	15,448

Xylem, Inc.	353	12,214

		163,679
Media (4.4%)
CBS Corp. Class B (non-voting shares)	8,668	552,498

Comcast Corp. Class A	12,523	650,758

DISH Network Corp. Class A †	2,043	118,331

Liberty Global PLC Class A (United Kingdom) †	2,605	231,819

Madison Square Garden Co. (The) Class A †	3,458	199,112

Time Warner Cable, Inc.	1,414	191,597

Time Warner, Inc.	5,207	363,032

Twenty-First Century Fox, Inc.	2,057	72,365

Walt Disney Co. (The) †	2,503	191,229

		2,570,741
Metals and mining (0.6%)
Constellium NV Class A (Netherlands) †	1,872	43,561

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	2,569	96,954

Nucor Corp. S	1,101	58,771

Steel Dynamics, Inc. S	1,569	30,658

U.S. Silica Holdings, Inc.	1,917	65,389

Yamana Gold, Inc. (Canada)	3,342	28,808

		324,141
Multi-utilities (0.8%)
Ameren Corp.	1,665	60,206

CMS Energy Corp.	1,120	29,982

Dominion Resources, Inc.	1,717	111,073

NiSource, Inc.	1,047	34,425

PG&E Corp.	3,611	145,451

Sempra Energy	1,175	105,468

		486,605
Multiline retail (0.8%)
Dollar General Corp. †	2,627	158,461

Macy’s, Inc.	3,746	200,036

Nordstrom, Inc. S	1,776	109,757

		468,254
Oil, gas, and consumable fuels (7.6%)
Anadarko Petroleum Corp.	4,708	373,439

Cabot Oil & Gas Corp.	3,281	127,172

Cameco Corp. (Canada)	1,215	25,236

Chevron Corp.	2,717	339,380

CONSOL Energy, Inc.	1,400	53,256

Continental Resources, Inc. † S	1,023	115,108

Energy Transfer Equity LP	2,816	230,180

EOG Resources, Inc.	2,093	351,289

Exxon Mobil Corp.	13,393	1,355,372

Marathon Oil Corp.	12,412	438,144

QEP Resources, Inc.	9,762	299,205

Royal Dutch Shell PLC ADR (United Kingdom)	5,339	380,511

Suncor Energy, Inc. (Canada)	10,542	369,497

		4,457,789
Paper and forest products (0.3%)
International Paper Co.	3,515	172,340

		172,340
Personal products (0.6%)
Coty, Inc. Class A S	22,163	337,986

		337,986
Pharmaceuticals (5.7%)
AbbVie, Inc.	9,193	485,482

Actavis PLC †	2,290	384,720

COMMON STOCKS (99.4%)* cont.	Shares	Value

Pharmaceuticals cont.
Allergan, Inc.	2,472	$274,590

AstraZeneca PLC ADR (United Kingdom) S	3,114	184,878

Auxilium Pharmaceuticals, Inc. †	4,568	94,740

Bristol-Myers Squibb Co.	2,409	128,038

Eli Lilly & Co.	5,793	295,443

Johnson & Johnson	7,228	662,013

Merck & Co., Inc.	6,674	334,034

Pfizer, Inc.	11,772	360,576

Sanofi ADR (France) S	2,705	145,069

		3,349,583
Professional services (0.4%)
Nielsen Holdings NV	4,542	208,432

Verisk Analytics, Inc. Class A †	322	21,162

		229,594
Real estate investment trusts (REITs) (2.0%)
Alexandria Real Estate Equities, Inc.	332	21,122

American Campus Communities, Inc.	1,060	34,143

American Homes 4 Rent Class A †	2,252	36,482

American Tower Corp.	3,458	276,018

AvalonBay Communities, Inc.	609	72,002

Equity Lifestyle Properties, Inc.	1,264	45,795

Gaming and Leisure Properties, Inc. †	2,231	113,357

General Growth Properties	2,600	52,182

Plum Creek Timber Co., Inc. S	1,490	69,300

Prologis, Inc. S	2,265	83,692

Public Storage	628	94,527

Simon Property Group, Inc.	712	108,338

Ventas, Inc.	2,307	132,145

Vornado Realty Trust	324	28,768

		1,167,871
Real estate management and development (0.4%)
Altisource Residential Corp. (Virgin Islands)	1,007	30,321

CBRE Group, Inc. Class A †	3,656	96,153

RE/MAX Holdings, Inc. Class A †	3,264	104,676

		231,150
Road and rail (0.8%)
Genesee & Wyoming, Inc. Class A †	1,054	101,237

Union Pacific Corp.	2,156	362,208

		463,445
Semiconductors and semiconductor equipment (2.2%)
Applied Materials, Inc.	10,240	181,146

Fairchild Semiconductor International, Inc. †	4,725	63,079

Intel Corp.	10,571	274,423

KLA-Tencor Corp.	286	18,436

Lam Research Corp. †	3,119	169,830

Magnachip Semiconductor Corp. (South Korea) †	2,310	45,045

Maxim Integrated Products, Inc.	3,453	96,373

Micron Technology, Inc. †	11,148	242,580

Texas Instruments, Inc. S	1,334	58,576

Xilinx, Inc.	3,137	144,051

		1,293,539
Software (3.0%)
Adobe Systems, Inc. †	894	53,533

Electronic Arts, Inc. †	2,551	58,520

Intuit, Inc.	1,298	99,063

Microsoft Corp.	18,253	683,210

Oracle Corp.	16,543	632,935

Red Hat, Inc. †	3,265	182,971

ServiceNow, Inc. †	691	38,703

		1,748,935

Putnam VT Research Fund 7

COMMON STOCKS (99.4%)* cont.	Shares	Value

Specialty retail (2.3%)
Bed Bath & Beyond, Inc. †	2,760	$221,628

Five Below, Inc. † S	2,586	111,715

Home Depot, Inc. (The)	5,577	459,210

Lowe’s Cos., Inc.	2,940	145,677

Office Depot, Inc. †	19,238	101,769

TJX Cos., Inc. (The)	4,715	300,487

		1,340,486
Textiles, apparel, and luxury goods (1.3%)
Hanesbrands, Inc.	1,718	120,724

Michael Kors Holdings, Ltd. (Hong Kong) †	1,463	118,781

NIKE, Inc. Class B	3,941	309,920

Tumi Holdings, Inc. †	10,099	227,732

		777,157
Tobacco (2.7%)
Altria Group, Inc.	11,006	422,520

Philip Morris International, Inc.	12,944	1,127,811

		1,550,331
Trading companies and distributors (0.4%)
WESCO International, Inc. † S	2,429	221,209

		221,209
Water utilities (0.1%)
American Water Works Co., Inc.	854	36,090

		36,090

Total common stocks (cost $45,864,126)		$57,930,680

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	1,256	$82,230

Total convertible preferred stocks (cost $62,800)		$82,230

SHORT-TERM INVESTMENTS (4.7%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.14% [d]	shares	2,612,050	$2,612,050

Putnam Short Term Investment Fund 0.08% L	shares	18,136	18,136

U.S. Treasury Bills with an effective yield
of 0.10%, July 24, 2014		$13,000	12,994

U.S. Treasury Bills with an effective yield
of 0.09%, October 16, 2014		100,000	99,943

Total short-term investments (cost $2,743,104)			$2,743,123

Total investments (cost $48,670,030)			$60,756,033

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $58,308,947.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $35,045 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $3,089,211)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	British Pound	Sell	3/19/14	$887,448	$876,263	$(11,185)

Citibank, N.A.

	Euro	Sell	3/19/14	1,375,807	1,354,849	(20,958)

Credit Suisse International

	Swiss Franc	Sell	3/19/14	117,327	117,198	(129)

Deutsche Bank AG

	Euro	Buy	3/19/14	208,689	208,018	671

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	1/16/14	519,196	532,883	13,687

Total						$(17,914)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Deutsche Bank AG
baskets	7,928	$—	10/20/14	(1 month USD-LIBOR-BBA	A basket (DBVODSTB)	$5,573
				plus 0.82%)	of common stocks

baskets	1,077	—	10/20/14	(1 month USD-LIBOR-BBA	A basket (DBVODSTB)	757
				plus 0.82%)	of common stocks

Total		$—				$6,330

8 Putnam VT Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$8,833,650	$—	$—

Consumer staples	4,976,916	—	—

Energy	5,539,730	273,753	—

Financials	9,638,202	—	—

Health care	7,772,361	—	—

Industrials	4,556,785	1,033,555	—

Information technology	10,539,475	—	—

Materials	2,109,252	307,273	—

Telecommunication services	688,769	—	—

Utilities	1,660,959	—	—

Total common stocks	56,316,099	1,614,581	—

Convertible preferred stocks	82,230	—	—

Short-term investments	18,136	2,724,987	—

Totals by level	$56,416,465	$4,339,568	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(17,914)	$—

Total return swap contracts	—	6,330	—

Totals by level	$—	$(11,584)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value, including $2,558,441 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $46,039,844)	$58,125,847

Affiliated issuers (identified cost $2,630,186) (Notes 1 and 5)	2,630,186

Dividends, interest and other receivables	123,601

Receivable for investments sold	358,483

Unrealized appreciation on forward currency contracts (Note 1)	14,358

Unrealized appreciation on OTC swap contracts (Note 1)	6,330

Total assets	61,258,805

Liabilities

Payable to custodian	33,305

Payable for investments purchased	108,605

Payable for shares of the fund repurchased	3,637

Payable for compensation of Manager (Note 2)	27,004

Payable for custodian fees (Note 2)	9,406

Payable for investor servicing fees (Note 2)	4,778

Payable for Trustee compensation and expenses (Note 2)	65,916

Payable for administrative services (Note 2)	382

Payable for distribution fees (Note 2)	6,879

Unrealized depreciation on forward currency contracts (Note 1)	32,272

Collateral on securities loaned, at value (Note 1)	2,612,050

Other accrued expenses	45,624

Total liabilities	2,949,858

Net assets	$58,308,947

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$72,109,835

Undistributed net investment income (Note 1)	459,401

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(26,334,708)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	12,074,419

Total — Representing net assets applicable to capital shares outstanding	$58,308,947

Computation of net asset value Class IA

Net assets	$25,320,562

Number of shares outstanding	1,390,002

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$18.22

Computation of net asset value Class IB

Net assets	$32,988,385

Number of shares outstanding	1,814,952

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$18.18

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Statement of operations
Year ended 12/31/13

Investment income

Dividends (net of foreign tax of $5,552)	$1,042,995

Interest (including interest income of $527 from investments in affiliated issuers) (Note 5)	594

Securities lending (Note 1)	11,771

Total investment income	1,055,360

Expenses

Compensation of Manager (Note 2)	311,346

Investor servicing fees (Note 2)	55,667

Custodian fees (Note 2)	23,418

Trustee compensation and expenses (Note 2)	4,358

Distribution fees (Note 2)	78,593

Administrative services (Note 2)	1,508

Auditing and tax fees	32,626

Other	28,553

Total expenses	536,069

Expense reduction (Note 2)	(2,814)

Net expenses	533,255

Net investment income	522,105

Net realized gain on investments (Notes 1 and 3)	9,567,012

Net realized gain on swap contracts (Note 1)	23,584

Net realized gain on futures contracts (Note 1)	54,365

Net realized loss on foreign currency transactions (Note 1)	(19,741)

Net realized gain on written options (Notes 1 and 3)	963

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(12,181)

Net unrealized appreciation of investments, futures contracts, swap contracts and written options during the year	5,919,988

Net gain on investments	15,533,990

Net increase in net assets resulting from operations	$16,056,095

Statement of changes in net assets

	Year ended	Year ended
	12/31/13	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$522,105	$703,065

Net realized gain on investments and foreign currency transactions	9,626,183	4,684,953

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,907,807	3,869,115

Net increase in net assets resulting from operations	16,056,095	9,257,133

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(340,310)	(303,049)

Class IB	(361,090)	(335,638)

Decrease from capital share transactions (Note 4)	(10,153,125)	(10,196,661)

Total increase (decrease) in net assets	5,201,570	(1,578,215)

Net assets:

Beginning of year	53,107,377	54,685,592

End of year (including undistributed net investment income of $459,401 and $654,003, respectively)	$58,308,947	$53,107,377

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/13	$13.83	.17	4.43	4.60	(.21)	(.21)	$18.22	33.60	$25,321.82		1.08	90

12/31/12	11.84	.19	1.97	2.16	(.17)	(.17)	13.83	18.28	23,099.85		1.42	89

12/31/11	12.13	.13	(.29)	(.16)	(.13)	(.13)	11.84	(1.41)	22,578.83		1.10	98

12/31/10	10.53	.10	1.64	1.74	(.14)	(.14)	12.13	16.61	26,891.81		.97	100

12/31/09	8.03	.11	2.52[e]	2.63	(.13)	(.13)	10.53	33.54[e]	27,306	.82[f]	1.28[f]	134

Class IB

12/31/13	$13.79	.13	4.43	4.56	(.17)	(.17)	$18.18	33.36	$32,988	1.07	.83	90

12/31/12	11.81	.15	1.96	2.11	(.13)	(.13)	13.79	17.92	30,009	1.10	1.16	89

12/31/11	12.11	.10	(.30)	(.20)	(.10)	(.10)	11.81	(1.75)	32,108	1.08	.85	98

12/31/10	10.51	.08	1.63	1.71	(.11)	(.11)	12.11	16.38	41,053	1.06	.72	100

12/31/09	8.00	.09	2.52[e]	2.61	(.10)	(.10)	10.51	33.19[e]	44,283	1.07[f]	1.03[f]	134

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.09% of average net assets.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Research Fund

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that they believe will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions

Putnam VT Research Fund 13

and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $32,272 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,558,441 and the fund received cash collateral of $2,612,050.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

14 Putnam VT Research Fund

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2013, the fund had a capital loss carryover of $25,983,478 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$14,041,620	N/A	$14,041,620	12/31/16

11,941,858	N/A	11,941,858	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $15,307 to decrease undistributed net investment income and $15,307 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,170,373
Unrealized depreciation	(435,604)

Net unrealized appreciation	11,734,769
Undistributed ordinary income	447,818
Capital loss carryforward	(25,983,478)

Cost for federal income tax purposes	$49,021,264

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the

Putnam VT Research Fund 15

interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$24,234
Class IB	31,433

Total	$55,667

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements and by $2,811 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $37, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$78,593

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $49,051,502 and $57,876,607, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option
	contract amount	Written option premiums

Written options outstanding at the
beginning of the reporting period	$2,500	$1,681

Options opened	11,533	804

Options exercised	—	—

Options expired	—	—

Options closed	(14,033)	(2,485)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	36,847	$563,957	50,204	$659,301	17,616	$267,994	21,271	$278,396

Shares issued in connection with
reinvestment of distributions	22,778	340,310	22,837	303,049	24,169	361,090	25,293	335,638

	59,625	904,267	73,041	962,350	41,785	629,084	46,564	614,034

Shares repurchased	(340,387)	(5,362,290)	(309,046)	(4,045,590)	(402,174)	(6,324,186)	(589,265)	(7,727,455)

Net decrease	(280,762)	$(4,458,023)	(236,005)	$(3,083,240)	(360,389)	$(5,695,102)	(542,701)	$(7,113,421)

16 Putnam VT Research Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$1,589,791	$309,442	$1,899,233	$152	$—

Putnam Short Term Investment Fund*	—	8,039,990	8,021,854	375	18,136

Totals	$1,589,791	$8,349,432	$9,921,087	$527	$18,136

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$900

Written equity option contracts (contract amount) (Note 3)	$200

Futures contracts (number of contracts)	1

Forward currency contracts (contract amount)	$1,600,000

OTC total return swap contracts (notional)	$92,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$14,358	Payables	$32,272

Equity contracts	Receivables	6,330	Payables	—

Total		$20,688		$32,272

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(19,290)	$—	$(19,290)

Equity contracts	31,008	54,365	—	23,584	$108,957

Total	$31,008	$54,365	$(19,290)	$23,584	$89,667

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(12,185)	$—	$(12,185)

Equity contracts	(443)	19,915	—	6,330	$25,802

Total	$(443)	$19,915	$(12,185)	$6,330	$13,617

Putnam VT Research Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	JPMorgan Chase Bank N.A.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$6,330	$—	$—	$6,330

Forward currency contracts#	—	—	—	671	—	13,687	14,358

Securities on loan**	—	—	—	—	2,558,441	—	2,558,441

Total Assets	$—	$—	$—	$7,001	$2,558,441	$13,687	$2,579,129

Liabilities:

Forward currency contracts#	$11,185	$20,958	$129	$—	$—	$—	$32,272

Total Liabilities	$11,185	$20,958	$129	$—	$—	$—	$32,272

Total Financial and Derivative Net Assets	$(11,185)	$(20,958)	$(129)	$7,001	$2,558,441	$13,687	$2,546,857

Total collateral received (pledged) ##†	$—	$—	$—	$—	$2,558,441	$—	$2,558,441

Net amount	$(11,185)	$(20,958)	$(129)	$7,001	$—	$13,687	$(11,584)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to the financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

18 Putnam VT Research Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting.

In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

Putnam VT Research Fund 19

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense

20 Putnam VT Research Fund

limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the

Putnam VT Research Fund 21

one-year, three-year and five-year periods ended December 31, 2012, there were 233, 216 and 195 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Putnam VT Research Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Putnam VT Research Fund 23

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

24 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund 25

This report has been prepared for the shareholders	H520
of Putnam VT Research Fund.	285142 2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$29,913	$ —	$2,716	$ —
December 31, 2012	$35,616	$ —	$2,716	$112

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $152,716 and $254,940 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014